SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2003

                          CORNERSTONE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

        Tennessee                     000-30497                 62-1175427
        ---------                     ---------                 ----------
(State of Incorporation)        (Commission File No.)         (IRS Employer
                                                            Identification No.)

                                5319 Highway 153,
                          Chattanooga, Tennessee 37343
                    (Address of principal executive offices)

                                 (423) 385-3000
                         (Registrant's telephone number,
                              including area code)


          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

      On December 16, 2003, the Registrant issued a press release reporting the authorization by the Board of Directors to issue an annual $.10 cash dividend to all shareholders of record December 29, 2003 with a payment date of January 26, 2004.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

      99.1 Press release dated December 16, 2003 reporting the declaration of a cash dividend.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CORNERSTONE BANCSHARES, INC.

      Date: December 16, 2003             By:
                                             -----------------------------------
                                                  Nathaniel F. Hughes,
                                                  President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.        Description
      -----------        -----------

         99.1 Press release dated December 16, 2003 reporting the declaration of a cash dividend.